EXHIBIT 10.1

AMENDMENT NO. 6 TO
THE AMENDED AND RESTATED
CREDIT AGREEMENT

Dated as of January 22, 2008

          AMENDMENT NO. 6 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) among SOTHEBY’S, a Delaware corporation (“Holdings”), SOTHEBY’S, INC., a New York corporation (the “Company” and, together with Holdings, the “U.S. Borrowers”), OATSHARE LIMITED, a company registered in England and Wales with registration number 01737495 (“Oatshare”), SOTHEBY’S, a company registered in England and Wales with registration number 00874867 (“Sotheby’s” and, together with Oatshare, the “U.K. Borrowers”, and collectively with the U.S. Borrowers, the “Borrowers”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Foreign Currency Lead Lender.

          PRELIMINARY STATEMENTS:

          (1) The Borrowers, the Lenders and the Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of November 14, 2005, as amended by Amendment No. 1 to the Amended and Restated Credit Agreement dated as of February 3, 2006, Amendment No. 2 to the Amended and Restated Credit Agreement dated as of May 18, 2006, Amendment No. 3 to the Amended and Restated Credit Agreement dated as of January 2, 2007, Amendment No. 4 to the Amended and Restated Credit Agreement dated as of July 25, 2007 and Consent and Amendment No. 5 to the Amended and Restated Credit Agreement dated as of December 17, 2007 (as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Borrowers have informed the Administrative Agent that Holdings intends to (a) issue senior notes or convertible notes due 2018 in an aggregate principal amount of up to $400,000,000 (the “New Senior Notes”), and (b) use the proceeds of the New Senior Notes to, among other things, redeem all of the outstanding 6 7/8% senior notes of Holdings due 2009 (the “Senior Note Refinancing”).

          (3) The Borrowers and the Lenders have agreed to make certain amendments to the Credit Agreement related to the issuance of the New Senior Notes and the Senior Note Refinancing.

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

          SECTION 1, Amendment to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a) Section 1.01 is hereby amended by adding the following defined terms in appropriate alphabetical order:

“Amendment No. 6” shall mean the Amendment No. 6 to the Amended and Restated Credit Agreement dated as of January 22, 2008, among the Borrowers, the Lenders signatory thereto and the Administrative Agent.

“Existing Senior Notes” means the 6 7/8% senior notes of Holdings due 2009 in an aggregate principal amount of $100,000,000.

“Existing Senior Notes Indenture” means the Indenture dated as of June 17, 1998 and entered into by Holdings and Chase Manhattan Bank, as trustee, as supplemented by the Indenture dated as of February 5, 1999.

‘‘New Senior Notes” means the senior notes or convertible notes of Holdings due 2018 in an aggregate principal amount of up to $400,000,000.

“New Senior Notes Indenture” means an Indenture, in form and substance satisfactory to the Administrative Agent, governing the New Senior Notes.

“Senior Note Redemption Period” means the period beginning on (a) the initial date on which New Senior Notes have been issued, and (b) ending on the earlier to occur of (i) the date upon which all of the outstanding Existing Senior Notes have been redeemed, and (ii) the fortieth day following the issuance of the New Senior Notes.

          (b) Section 1.01 is hereby amended by amending and restating the following defined terms to read as follows:

“Senior Notes” means (a) prior to the commencement of the Senior Note Redemption Period, the Existing Senior Notes, (b) during the Senior Note Redemption Period, the Existing Senior Notes and the New Senior Notes, and (c) after the expiration of the Senior Note Redemption Period, the New Senior Notes, in each case, issued and sold pursuant to the Senior Notes Documents.

“Senior Notes Indenture” means (a) prior to the commencement of the Senior Note Redemption Period, the Existing Senior Notes Indenture, (b) during the Senior Notes Redemption Period, the Existing Senior Notes Indenture and the New Senior Notes Indenture, and (c) after the expiration of the Senior Note Redemption Period, the New Senior Notes Indenture.

          (c) Article VI is hereby amended to add a new Section 6.15 to read as follows:

“6.15 Redemption of Existing Senior Notes. Within three (3) Business Days following the date that Holdings shall have received proceeds from the issuance

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

of the New Senior Notes, Holdings shall deliver a notice of redemption to each of the holders of the outstanding Existing Senior Notes in accordance with the terms of the Existing Senior Notes Indenture.”

          (d) Section 7.02(b) is hereby amended by deleting the language set forth therein and replacing it with the following language:

          “[intentionally omitted];”

          (e) Section 7.02(g) is hereby amended by deleting the language immediately preceding the first proviso and replacing it with the following language:

“Indebtedness evidenced by the Senior Notes, other Indebtedness outstanding on the date hereof and listed on Schedule 7.02 and, in each case, any refinancings, refundings, renewals or extensions thereof;”

          (f) Section 7.1l(b) is hereby amended and restated in its entirety to read as follows:

“(b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time during any period of four fiscal quarters of Holdings ending on or after December 31, 2007 to be greater than 3.50:1.00.”

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received (i) counterparts of this Amendment executed by each Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, (ii) the consent attached hereto (the ‘‘Consent”) executed by each of the Guarantors, (iii) for the account of each Lender executing this amendment on or before 12:00 noon on January 18, 2008, a fee equal to 0.075% of such Lender’s Commitment, and (iv) a certificate signed by a duly authorized officer of each Borrower stating that (A) the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date), and (B) no event has occurred and is continuing that constitutes a Default. The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

          SECTION 3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

          SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”. “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, the Notes, and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

          SECTION 5. Costs, Expenses. Etc. Each Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SOTHEBY’S

By:

Name:	William S. Sheridan
Title:	EVP and CFO

SOTHEBY’S INC.

By:

Name:	William S. Sheridan
Title:	EVP and CFO

OATSHARE LIMITED

By:

Name:	William S. Sheridan
Title:	EVP and CFO

SOTHEBY’S

By:

Name:	William S. Sheridan
Title:	EVP and CFO

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer, Swing Line Lender, Foreign Currency Lead Lender and Lender

By:

Name:	JOHN WALKIEWICZ
Title:	VICE PRESIDENT

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

LASALLE BANK N.A., as Lender
By

Name: JOHN WALKIEWICZ
Title: VICE PRESIDENT

HSBC BANK PLC, as Lender

By

Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By

Name:
Title:

CITIBANK, N.A., as Lender

By

Name:
Title:

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as Lender

By

Name:
Title:

By

Name:
Title:

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

LASALLE BANK N.A., as Lender
By

Name:
Title:

HSBC BANK PLC, as Lender
By

Name: PAUL HAGGER
Title: CORPORATE BANKING MANAGER

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By

Name:
Title:

CITIBANK, N.A., as Lender

By

Name:
Title:

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as Lender

By

Name:
Title:

By

Name:
Title:

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

LASALLE BANK N.A., as Lender
By

Name:
Title:

HSBC BANK PLC, as Lender
By

Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By

Name: Julianne Low
Title: Vice President

CITIBANK, N.A., as Lender

By

Name:
Title:

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as Lender

By

Name:
Title:

By

Name:
Title:

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

LASALLE BANK N.A., as Lender
By

Name:
Title:

HSBC BANK PLC, as Lender
By

Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By

Name:
Title:

CITIBANK, N.A., as Lender

By

Name: PANKAJ. C. GOEL
Title: V. P.

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as Lender

By

Name:
Title:

By

Name:
Title:

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

LASALLE BANK N.A., as Lender
By

Name:
Title:

HSBC BANK PLC, as Lender
By

Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By

Name:
Title:

CITIBANK, N.A., as Lender

By

Name:
Title:

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as Lender

By

Name: George Lim
Title: SVP & GM

By

Name: Mario Sheng
Title: AVP

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

COMERICA BANK, as Lender

By
Name: Sarah R. West
Title: Assistant Vice President

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By
Name:
Title:

By
Name:
Title:

NORTH FORK BUSINESS CAPITAL CORPORATION, as Lender

By
Name:
Title:

WEBSTER BUSINESS CREDIT CORPORATION, as Lender

By
Name:
Title:

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

COMERICA BANK, as Lender

By
Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By
Name: Richard Tripaldi
Title: Assistant Vice President

By
Name: Andy Ballta
Title: First Vice President

NORTH FORK BUSINESS CAPITAL CORPORATION, as Lender

By
Name:
Title:

WEBSTER BUSINESS CREDIT CORPORATION, as Lender

By
Name:
Title:

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

COMERICA BANK, as Lender

By
Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By
Name:
Title:

By
Name:
Title:

NORTH FORK BUSINESS CAPITAL CORPORATION, as Lender

By
Name: Ron Walker
Title: Vice President

WEBSTER BUSINESS CREDIT CORPORATION, as Lender

By
Name:
Title:

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

COMERICA BANK, as Lender

By
Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By
Name:
Title:

By
Name:
Title:

NORTH FORK BUSINESS CAPITAL CORPORATION, as Lender

By
Name:
Title:

WEBSTER BUSINESS CREDIT CORPORATION, as Lender

By
Name: Daniel C. Dupré
Title: Vice President

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

CONSENT

Dated as of January 22, 2008

          Each of the undersigned, as a Guarantor under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

GUARANTORS:

SOTHEBY’S FINE ART HOLDINGS, INC.
SOTHEBY’S FINANCIAL SERVICES, INC.
SOTHEBY’S FINANCIAL SERVICES CALIFORNIA, INC.
OBERON, INC.
THETA, INC.
SOTHEBY’S VENTURES, LLC
SOTHEBY’S ASIA, INC.
YORK WAREHOUSE, INC.
SPTC, INC.
SOTHEBY’S PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC
SOTHEBY’S.COM LLC
SOTHEBY’S RES, INC.

By

Name: William S. Sheridan
Title: EVP and CFO

SOTHEBY’S

By

Name: William S. Sheridan
Title: EVP and CFO

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement

SOTHEBY’S, INC.

By

Name: William S. Sheridan
Title: EVP and CFO

OATSHARE LIMITED

By

Name: William S. Sheridan
Title: EVP and CFO

SOTHEBY’S FINANCIAL SERVICES LTD.

By

Name: William S. Sheridan
Title: EVP and CFO

CATALOGUE DISTRIBUTION COMPANY LIMITED

By

Name: William S. Sheridan
Title: EVP and CFO

Sotheby’s - Amendment No. 6 to Amended and Restated Credit Agreement